SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                          CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        December 13, 2016
                         Date of Report
               (Date of Earliest Event Reported)

                A LA CARTE CHARTS CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

             RUBY ISLAND ACQUISITION CORPORATION
        (Former Name of Registrant as Specified in its Charter)

Delaware                  000-55635               81-2355861
(State or other      (Commission File Number)   (IRS Employer
jurisdiction                                  Identification No.)
of incorporation)

                   42211 N 42st Drive, A105
                    Phoenix, Arizona 85086
           (Address of principal executive offices) (zip code)

                        425-949-9196
      (Registrant's telephone number, including area code

                     215 Apolena Avenue
              Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On December 14, 2016, A La Carte Charts Corporation  (formerly
Ruby Island Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90.9% of the total outstanding 5,500,000 shares of common stock as follows:

                           David Meyers

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company.
The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control.
If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On December 13, 2016, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

  The Registrant intends to create a company that aims to provide streamlined financial stock charting app. The Registrant has compiled what it believes is the dozen most popular financial stock charts sought by traders and investors. The Registrant's app is designed to send daily lists to subscribers that meet the criteria of those popular charts specifically designed for the investor/trader. It is a non-biased and objective method of giving investors/traders chart analytical information quickly, directly and succinctly.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

  On December 13, 2016 the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

       James McKillop resigned as the Registrant's vice president and director.

       David Meyers was named the sole director of the Registrant and its President and Treasurer.

  David Meyers serves as President, Treasurer and sole director of the Registrant. Mr. Meyers has been a proprietary investor since 2006. From 2012 to 2015, Mr. Meyers formed and ran a successful online subscription newsletter publication, Common Man Investor. Mr. Meyers has made several appears on radio and CNBC for stock and market insights and has been a regular contributor to Jim Cramer's site www.TheStreet.com.


                         SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   A LA CARTE CHARTS CORPORATION
Date: December 16, 2016

                                  /s/ David Meyers
                                      President